WisdomTree Trust

WisdomTree Efficient Rare Earth Plus Strategic Metals Fund (WDIG) (the “Fund”)

Supplement dated May 12, 2026 to the Statutory Prospectus (the "Prospectus") and Statement of Additional Information (the “SAI”), each dated April 6, 2026, for the Fund

The following information supplement should be read in conjunction with the Prospectus and SAI for the Fund.

Effective immediately, the following countries will be added to the list of eligible countries in which the Fund may invest: India, Indonesia, and Malaysia.

Accordingly, effective immediately, the Fund’s Prospectus and SAI are revised as described below.

•	The first sentence of the third paragraph under the “Principal Investment Strategies of the Fund” section of the Prospectus is deleted in its entirety and replaced with the below.

In addition, a company must (i) conduct its Primary Business Activities and list its shares on a securities exchange operating in one or more of the following countries: Australia, Austria, Belgium, Brazil, Canada, Chile, Czech Republic, Denmark, Finland, France, Germany, Hong Kong, Hungary, India, Indonesia, Ireland, Israel, Italy, Japan (Tokyo Stock Exchange only), Malaysia, Mexico, Netherlands, Norway, Poland, Portugal, Singapore, South Africa, South Korea, Spain, Sweden, Switzerland, Taiwan, Thailand, the United Kingdom, and the United States; (ii) have a minimum market capitalization of at least $250 million; and (iii) have a median daily dollar volume greater than $1,000,000 in the last three months preceding the model screening date.

•	The below paragraphs are inserted into the “Specific Investment Strategies and Risks – Non-U.S. Securities” section of the SAI.

Investments in India: Political and economic conditions and changes in regulatory, tax, or economic policy in India could significantly affect the market in India and in surrounding or related countries and could have a negative impact on Funds that invest in India. The Indian economy may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth of gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Indian government has exercised and continues to exercise significant influence over many aspects of the economy, and the number of public sector enterprises in India is substantial. Accordingly, Indian government actions in the future could have a significant effect on the Indian economy.

With the exception of the economic downturn in 2020, over the last several years, the Indian economy has experienced generally sustained growth. There are no guarantees this will continue. While the Indian government has implemented economic structural reforms with the objective of liberalizing India’s exchange and trade policies, reducing the fiscal deficit, controlling inflation, promoting a sound monetary policy, reforming the financials sector, and placing greater reliance on market mechanisms to direct economic activity, there can be no assurance that these policies will continue or that the economic recovery will be sustained. Religious and border disputes persist in India. In addition, India has experienced civil unrest and hostilities with neighboring countries such as Pakistan and China. The Indian government has confronted separatist movements in several Indian states.

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Investments in Indonesia: Southeast Asia is heavily dependent on exports and is thus particularly vulnerable to any weakening in global demand for these products. As the current global economic crisis intensifies, the economies of Southeast Asian countries could be severely impacted once the effects of this crisis fully unfold. Indonesia has restored financial stability and pursued sober fiscal policies since the 1997-1998 Asian financial crisis, but many economic development problems remain, including high unemployment, a fragile banking sector, endemic corruption, inadequate infrastructure, a poor investment climate, and unequal resource distribution among regions. These problems may limit the country’s ability to contain the increasingly severe and negative impact of the current global economic crisis on its economy. Economic growth of Indonesia has slowed as a result of the current global economic crisis and could be more severely impacted once the full effects of the crisis fully unfold. Keys to future growth remain internal reform, peaceful resolution of internal conflicts, building up the confidence of international and domestic investors, and strong global economic growth. These and other factors could have a negative impact on a Fund’s performance.

Investments in Malaysia: The Malaysian economy is dependent on the economies of Southeast Asia and the United States as key trading partners. Reduction in spending by these countries on Malaysian products and services or negative changes in any of these economies may cause an adverse impact in the Malaysian economy. Certain Asian economies experience over-extension of credit, currency devaluations and restrictions, rising unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant effect on the entire Asian region as well as on major trading partners outside of Asia and any adverse event in the Asian markets may have a significant adverse effect on the Malaysian economy. The United States is a significant trading and investment partner of Malaysia. A decrease in U.S. imports, new trade regulations, changes in the U.S. dollar exchange rates or a recession in the U.S. may have an adverse impact on the Malaysian economy. These and other factors could have a negative impact on a Fund’s performance.

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The changes described above are not expected to affect the Fund’s fees and expenses.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

WDIG - 0526

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